File No. 33-54849

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 8

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

 OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1
                      (Exact Name of Trust)

                  FIRST TRUST PORTFOLIOS, L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          FIRST TRUST PORTFOLIOS, L.P.  CHAPMAN AND CUTLER
          Attn:  James A. Bowen         Attn:  Eric F. Fess
          1001 Warrenville Road         111 West Monroe Street
          Lisle, Illinois  60532        Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  December 10, 2003
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)


         OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1
                                  230,184 UNITS



PROSPECTUS
Part One
Dated December 31, 2003

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two.

The Trust

Oppenheimer Global Growth & Treasury Securities Trust, Series 1 (the "Trust") is a unit investment trust consisting of a portfolio containing "zero coupon" U.S. Treasury bonds ("Treasury Obligations") and shares of Oppenheimer Global Fund, Inc. ("Oppenheimer"). Oppenheimer is an open-end diversified management investment company, commonly known as a mutual fund. At November 3, 2003, each Unit represented a 1/230,184 undivided interest in the principal and net income of the Trust (see "The FT Series" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor, First Trust Portfolios L.P., in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price per Unit is equal to the aggregate value of the Securities in the Portfolio of the Trust, plus or minus cash, if any, in the Income and Capital Accounts of the Trust divided by the number of Units outstanding, plus a sales charge of 5.50% of the Public Offering Price (5.820% of the net amount invested) including Income and Principal cash. At November 3, 2003, the Public Offering Price per Unit was $16.590 (see "Public Offering" in Part Two). The minimum purchase is $1,000.

        Please retain all parts of this Prospectus for future reference.
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
                           FIRST TRUST PORTFOLIOS L.P.
                                     Sponsor

         OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1
             SUMMARY OF ESSENTIAL INFORMATION AS OF NOVEMBER 3, 2003
                      Sponsor: First Trust Portfolios L.P.
                      Evaluator: First Trust Advisors L.P.
                          Trustee: JPMorgan Chase Bank



GENERAL INFORMATION


Aggregate Maturity Value of Treasury Obligations in the Trust        $2,328,000
Aggregate Number of Shares of Oppenheimer in the Trust                   28,812
Number of Units (rounded to the nearest whole unit)                     230,184
Fractional Undivided Interest in the Trust per Unit                   1/230,184
Public Offering Price:
   Aggregate Value of Securities in the Portfolio                    $3,657,355
   Aggregate Value of Securities per Unit                               $15.889
   Income and Principal cash (overdraft) in the Portfolio              $(48,602)
   Income and Principal cash (overdraft) per Unit                        $(.211)
   Sales Charge 5.820% (5.50% of Public Offering Price,
      including Income and Principal Cash)                                $.912
   Public Offering Price per Unit                                       $16.590
Redemption Price and Sponsor Repurchase Price per Unit
   ($.912 less than the Public Offering Price per Unit)                 $15.678

Date Trust Established                                       September 22, 1994
Mandatory Termination Date                                         May 15, 2005

Evaluator's Annual Fee: $.0020 per $10 principal amount of Treasury Obligations. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (generally 4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.

Supervisory fee payable to an affiliate of the Sponsor: Maximum of $.0015 per Unit annually.

Administrative expenses payable to the Sponsor: $.0010 per Unit annually.

Trustee's Annual Fee:  $.0090 per Unit.

Record Date: As soon as practicable after Oppenheimer Global Fund's ex-dividend date.

Distribution Date: As soon as practicable after Oppenheimer Global Fund's ex-dividend date.

                         REPORT OF INDEPENDENT AUDITORS


The Unit Holders of Oppenheimer Global
Growth & Treasury Securities Trust, Series 1


We have audited the statement of assets and liabilities of Oppenheimer Global Growth & Treasury Securities Trust, Series 1 (the "Trust"), including the schedule of investments, as of August 31, 2003, and the related statements of operations and of changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trust's Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Oppenheimer Global Growth & Treasury Securities Trust, Series 1, at August 31, 2003, and the results of its operations and changes in its net assets for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Chicago, Illinois
December 29, 2003

         OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                       STATEMENT OF ASSETS AND LIABILITIES

                                 August 31, 2003


ASSETS

Securities, at fair value (cost, $3,093,005)                         $3,538,432
                                                                     ----------
TOTAL ASSETS                                                         $3,538,432
                                                                     ==========

LIABILITIES AND NET ASSETS

Accrued liabilities                                                  $    3,050
Cash overdraft                                                            6,488
                                                                     ----------
TOTAL LIABILITIES                                                         9,538
                                                                     ----------


Net assets, applicable to 234,598 outstanding units
      of fractional undivided interest:
   Cost of Trust assets                                               3,093,005
   Net unrealized appreciation (depreciation)                           445,427
   Distributable funds (deficit)                                         (9,538)
                                                                     ----------
                                                                      3,528,894
                                                                     ----------

TOTAL LIABILITIES AND NET ASSETS                                     $3,538,432
                                                                     ==========

Net asset value per unit                                               $15.0420
                                                                       ========



Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

         OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                             SCHEDULE OF INVESTMENTS

                                 August 31, 2003


Maturity                                                                            Fair
Value                 Name of Issuer and Title of Security (1)                      Value
                      "Zero coupon" U.S. Treasury bonds
$2,348,000 (2)            maturing May 15, 2005                                     $2,279,636
                                                                                    ----------
                      Total Treasury Obligations (cost $2,065,547) - 64%             2,279,636
                                                                                    ----------
     Number
    of Shares         Name of Issuer of Equity Securities (1)


    28,812            Oppenheimer Global Fund                                        1,258,796
                                                                                    ----------
                      Total equity securities (cost $1,027,458) - 36%                1,258,796
                                                                                    ----------
                      Total investments (total cost $3,093,005) - 100%              $3,538,432
                                                                                    ==========


(1)     Percentages are calculated based on net assets.

(2) The Treasury Obligations have been purchased at a discount from their par value because there is no stated interest rate thereon (such securities are often referred to as U.S. Treasury zero coupon bonds). Over the life of the Treasury Obligations the value increases, so that upon maturity the holders will receive 100% of the principal amount thereof.






See notes to financial statements.

         OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                            STATEMENTS OF OPERATIONS



                                                             Year ended August 31,

                                                2003              2002            2001
Interest income                                 $160,861          $237,915        $498,187
Dividends:
   Ordinary income                                 1,523             2,925         129,220
   Capital gain                                        -                 -         632,554
                                                ------------------------------------------
   Total investment income                       162,384           240,840       1,259,961
                                                ------------------------------------------

Expenses:
   Trustee and other service fees                 (3,725)           (4,412)         (6,201)
   Evaluator's fees                                 (557)              105          (1,001)
   Supervisory fees                                 (682)             (494)           (760)
   Administrative fees                              (280)             (275)           (465)
   Tax reporting fee                               1,136            (1,562)         (2,000)
   Other expenses                                 (1,235)           (1,556)         (4,676)
                                                -------------------------------------------
   Total expenses                                 (5,343)           (8,194)        (15,103)
                                                -------------------------------------------
      Investment income (loss) - net             157,041           232,646       1,244,858

Net gain (loss) on investments:
   Net realized gain (loss)                      135,894            52,819          47,624
   Change in net unrealized appreciation
      (depreciation)                             (81,773)         (471,624)     (1,470,858)
                                                -------------------------------------------
                                                  54,121          (418,805)     (1,423,234)
                                                -------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                    $211,162         $(186,159)      $(178,376)
                                                ===========================================



See notes to financial statements.

         OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                       STATEMENTS OF CHANGES IN NET ASSETS



                                                            Year ended August 31,

                                             2003              2002            2001
Net increase (decrease) in net assets
      resulting from operations:
   Investment income (loss) - net            $   157,041       $   232,646     $ 1,244,858
   Net realized gain (loss) on investments       135,894            52,819          47,624
   Change in net unrealized appreciation
      (depreciation) on investments              (81,773)         (471,624)     (1,470,858)
                                              ---------------------------------------------
   Net increase (decrease) in net assets
      resulting from operations                  211,162          (186,159)       (178,376)
                                              ---------------------------------------------

Unit redemptions                              (1,080,800)       (1,623,349)     (1,095,026)

Distributions to unit holders:
   Investment income - net                             -                 -        (120,743)
   Principal from investment transactions              -                 -        (631,405)
                                              ---------------------------------------------
   Total distributions                                 -                 -        (752,148)
                                              ---------------------------------------------
Total increase (decrease) in net assets         (869,638)       (1,809,508)     (2,025,550)

Net assets:
   Beginning of the period                     4,398,532         6,208,040       8,233,590
                                              ---------------------------------------------
   End of the period                          $3,528,894        $4,398,532      $6,208,040
                                              =============================================
Distributable funds (deficit) at end
      of the period                           $   (9,538)        $(379,825)       $(13,419)
                                              =============================================
Trust units:
   Beginning of the period                       311,217           424,926         500,717
   Redemptions                                   (76,619)         (113,709)        (75,791)
                                              ---------------------------------------------
   End of the period                             234,598           311,217         424,926
                                              =============================================


Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

         OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                          NOTES TO FINANCIAL STATEMENTS





1.    Organization

Oppenheimer Global Growth & Treasury Securities Trust, Series 1 (the "Trust") is a unit investment trust consisting of a portfolio containing "zero coupon" U.S. Treasury bonds ("Treasury Obligations") and shares of Oppenheimer Global Fund, Inc. ("Oppenheimer"). Oppenheimer is an open-end diversified management investment company, commonly known as a mutual fund.


2.    Significant accounting policies

Basis of presentation - The financial statements are presented on the accrual basis of accounting.

Security valuation - The Treasury Obligations are stated at values determined by First Trust Advisors L.P. (the "Evaluator"), an affiliate of First Trust Portfolios L.P. (the "Sponsor"). The values are based on (1) current bid prices for the securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust, (2) current bid prices for comparable securities, (3) appraisal or (4) any combination of the above.

Shares of Oppenheimer are stated at published net asset value as reported by the Evaluator. Net asset value is determined by dividing the value of Oppenheimer's securities plus any cash and other assets (including accrued interest and dividends receivable) less all liabilities (including accrued expenses) by the number of shares outstanding, adjusted to the nearest whole cent.

Investment income - Dividends from the Oppenheimer shares are recorded on Oppenheimer's ex-dividend date.

Interest income consists of amortization of original issue discount and market discount or premium on the Treasury Obligations. Such amortization is included in the cost of the Treasury Obligations and not in distributable funds because it is not currently available for distribution to unit holders.

Security cost - Cost of the Trust's Treasury Obligations is based on the offering price of the Treasury Obligations on the dates the Treasury Obligations were deposited in the Trust, plus amortization of original issue discount and amortization of market discount or premium. Cost of the Oppenheimer shares is based on the net asset value of such securities on the dates the shares were deposited in the Trust. The cost of securities sold is determined using the average cost method. Sales of securities are recorded on the trade date.

Federal income taxes - The Trust is not taxable for federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for federal income taxes.

Expenses of the Trust - The Trust pays a fee for Trustee services to JPMorgan Chase Bank of $.0090 per annum per unit and an annual supervisory fee to an affiliate of the Sponsor of $.0015 per unit. Such fees are based on the largest aggregate number of units outstanding during the calendar year. In addition, the Evaluator will receive an annual fee based on $.0020 per $10.00 principal amount of Treasury Obligations outstanding. The Trust also pays recurring financial reporting costs and an annual administrative fee to the Sponsor.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Revised Audit and Accounting Guide - As required, effective September 1, 2001, the Trust adopted the appropriate provisions of the revised AICPA Audit and Accounting Guide, "Audits of Investment Companies." The adoption of these provisions had no impact on net assets or net asset value per unit. Additional required disclosures have been presented on a prospective basis.


3. Net unrealized appreciation (depreciation)

An analysis of net unrealized appreciation (depreciation) at August 31, 2003 follows:


                                       Treasury      Oppenheimer
                                      Obligations      Shares         Total

         Unrealized appreciation      $214,089        $231,338       $445,427
         Unrealized depreciation             -               -              -
                                      ---------------------------------------
                                      $214,089        $231,338       $445,427
                                      =======================================


4.    Other information

Cost to investors - The cost to initial investors of units of the Trust was based on the aggregate offering price of the Treasury Obligations and the net asset value of the Oppenheimer shares on the date of an investor's purchase, plus a sales charge of 5.5% of the Public Offering Price, which is equivalent to approximately 5.820% of the net amount invested.

Distributions to unit holders - Distributions to unit holders are made as soon as practicable after Oppenheimer's distribution date.

Selected data per unit of the Trust outstanding throughout the year -

Investment income - interest and dividends, Expenses and Investment income
(loss) - net per unit have been calculated based on the weighted-average number of units outstanding during the year. Distributions to unit holders, if any, per unit reflect the Trust's actual distributions during the year. The Net gain
(loss) on investments per unit includes the effects of changes arising from the issuance and/or redemption of units during the year at net asset values which differed from the net asset value per unit at the beginning of the year.


                                                      Year ended August 31,

                                              2003        2002         2001

Investment income - interest and dividends    $  .6450    $ .5980      $ 2.6750
Expenses                                        (.0210)    (.0200)       (.0320)
                                              ---------------------------------
      Investment income (loss) - net             .6240      .5780        2.6430

Distributions to unit holders:
   Investment income - net                          -           -        (.2440)
   Principal from investment transactions           -           -       (1.2770)

Net gain (loss) on investments                   .2850    (1.0547)      (2.9559)
                                              ---------------------------------
      Total increase (decrease) in net assets    .9090     (.4767)      (1.8339)

Net assets:
   Beginning of the year                       14.1330    14.6097       16.4436
                                              ---------------------------------

   End of the year                            $15.0420   $14.1330      $14.6097
                                              =================================

Total return                                    6.43%     (3.26)%
Ratio of total expenses to average net assets    .14%       .14%
Ratio of net investment income (loss) to
   average net assets                           4.28%      4.02%

         OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                                    PART ONE
                         Must be Accompanied by Part Two

                               -------------------
                               P R O S P E C T U S
                               -------------------


              SPONSOR:                   First Trust Portfolios L.P.
                                         1001 Warrenville Road
                                         Lisle, Illinois 60532
                                         (800) 621-1675

              TRUSTEE:                   JPMorgan Chase Bank
                                         4 Chase MetroTech Center, 3rd Floor
                                         Brooklyn, New York 11245

              LEGAL COUNSEL              Chapman and Cutler LLP
              TO SPONSOR:                111 West Monroe Street
                                         Chicago, Illinois 60603

              LEGAL COUNSEL              Carter, Ledyard & Milburn LLP
              TO TRUSTEE:                2 Wall Street
                                         New York, New York 10005

              INDEPENDENT                Deloitte & Touche LLP
              AUDITORS:                  180 North Stetson Avenue
                                         Chicago, Illinois 60601


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.


          OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST

PROSPECTUS
Part Two                                     NOTE: THIS PART TWO PROSPECTUS MAY
Dated December 31, 2003                              ONLY BE USED WITH PART ONE

The Trust. Oppenheimer Global Growth & Treasury Securities Trust (the "Trust") is a unit investment trust consisting of a portfolio of zero coupon U.S. Treasury bonds and shares of Oppenheimer Global Fund (the "Fund"). The Fund is an open-end, diversified management investment company, commonly known as a mutual fund.

The objective of the Trust is to protect Unit holders' capital by investing a portion of the Trust's portfolio in zero coupon U.S. Treasury bonds ("Treasury Obligations") and to provide for potential capital appreciation by investing a portion of the Trust's portfolio in shares of Oppenheimer Global Fund. Collectively the Treasury Obligations and the Fund shares are referred to herein as the "Securities." The Fund's investment objective is capital appreciation by investing mainly in common stocks of U.S. and foreign companies. See "What is Oppenheimer Global Fund?" The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of the Trust, whose net asset value will fluctuate and, prior to maturity, may be worth more or less than a purchaser's acquisition cost. This Trust is intended to achieve its objective over the life of the Trust and as such is best suited for those investors capable of holding Units to maturity. There is, of course, no guarantee that the objective of the Trust will be achieved. See "Portfolio" in Part One of this Prospectus.

The Trust has a mandatory termination date ("Mandatory Termination Date" or "Trust Ending Date") of May 15, 2005.

Each Unit of the Trust represents an undivided fractional interest in all the Securities deposited in the Trust. The Trust has been organized so that purchasers of Units should receive, at the termination of the Trust, an amount per Unit at least equal to $10.00 (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Trust never paid a dividend and the value of the underlying Fund shares were to decrease to zero, which the Sponsor considers highly unlikely. This feature of the Trust provides Unit holders who purchase Units at a price of $10.00 or less per Unit with total principal protection, including any sales charges paid, although they might forego any earnings on the amount invested. To the extent that Units are purchased at a price less than $10.00 per Unit, this feature may also provide a potential for capital appreciation. As a result of the volatile nature of the market for zero coupon U.S. Treasury bonds, Units sold or redeemed prior to maturity will fluctuate in price and the underlying Treasury Obligations may be valued at a price greater or less than their value as of the Initial Date of Deposit. UNIT HOLDERS DISPOSING OF THEIR UNITS PRIOR TO THE MATURITY OF THE TRUST MAY RECEIVE MORE OR LESS THAN $10.00 PER UNIT, DEPENDING ON MARKET CONDITIONS ON THE DATE UNITS ARE SOLD OR REDEEMED.

The Fund shares deposited in the Trust's portfolio have no fixed maturity date and the net asset value of the shares will fluctuate. The Portfolio, essential information based thereon and financial statements, including a report of independent auditors relating to the Trust offered hereby, are contained in Part One for the Trust to which reference should be made for such information.

BOTH PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Public Offering Price. The Public Offering Price per Unit of the Trust will be based upon a pro rata share of the bid prices of the Treasury Obligations and the net asset value of the Fund shares in the Trust plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust plus a maximum sales charge of 5.5% (equivalent to 5.82% of the net amount invested). The minimum purchase is $1,000. The sales charge is reduced on a graduated scale for sales involving at least 10,000 Units. See "How is the Public Offering Price Determined?"

Income and Capital Gains Distributions. Distributions of net income, if any, other than amortized discount, will be made at least annually. Distributions of realized capital gains, if any, received by the Trust, will be made whenever the Fund makes such a distribution. Any distribution of income and/or capital gains will be net of the expenses of the Trust. INCOME WITH RESPECT TO THE ACCRUAL OF ORIGINAL ISSUE DISCOUNT ON THE TREASURY OBLIGATIONS WILL NOT BE DISTRIBUTED CURRENTLY, ALTHOUGH UNIT HOLDERS WILL BE SUBJECT TO FEDERAL INCOME TAX AT ORDINARY INCOME RATES AS IF A DISTRIBUTION HAD OCCURRED. See "What is the Federal Tax Status of Unit Holders?" Additionally, upon termination of the Trust, the Trustee will distribute, upon surrender of Units for redemption, to each Unit holder his or her pro rata share of the Trust's assets, less expenses, in the manner set forth under "Rights of Unit Holders-How are Income and Capital Distributed?"

Reinvestment. Each Unit holder will, unless he or she elects to receive cash payments, have distributions of principal (including, if elected by Unit holders, the proceeds received upon the maturity of the Treasury Obligations in the Trust at termination) and income earned by the Trust, automatically invested in shares of the Fund (if Fund shares are registered in the Unit holder's state of residence) in the name of the Unit holder. Such distributions (including, if elected by Unit holders, the proceeds received upon the maturity of the Treasury Obligations in the Trust at termination) will be reinvested without a sales charge to the Unit Holder on each applicable distribution date. See "Rights of Unit Holders-How Can Distributions to Unit Holders be Reinvested?"

Market for Units. While under no obligation to do so, the Sponsor intends to maintain a market for Units of the Trust and offer to resell such Units at prices which are based on the aggregate bid side evaluation of the Treasury Obligations and the aggregate net asset value of the Fund shares in the Trust plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust plus a maximum sales charge of 5.5% (equivalent to 5.82% of the net amount invested). In the absence of such a market, a Unit holder may redeem Units through redemption at prices based upon the aggregate bid price of the Treasury Obligations plus the aggregate net asset value of the Fund shares in the Trust plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust. See "Rights of Unit Holders-How May Units be Redeemed?"

Risk Factors. An investment in the Trust should be made with an understanding of the risks associated therewith, including, among other factors, the possible deterioration of either the Securities which make up the Trust or the general condition of the stock market, volatile interest rates, economic recession, currency exchange fluctuations, foreign withholding, and differences between domestic and foreign legal, auditing, brokerage and economic standards. The Trust is not actively managed and Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. See "What is Oppenheimer Global Fund?"

          OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST

What is Oppenheimer Global Growth & Treasury Securities Trust?

The Oppenheimer Global Growth & Treasury Securities Trust is one of a series of investment companies created by the Sponsor under the name of Oppenheimer Global Growth & Treasury Securities Trust, all of which are generally similar but each of which is separate and is designated by a different series number (the "Trust"). This series was created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated the Initial Date of Deposit, with First Trust Portfolios L.P., as Sponsor, JPMorgan Chase Bank, as Trustee, and First Trust Advisors L.P., as Portfolio Supervisor and Evaluator.

The objective of the Trust is to protect Unit holders' capital by investing a portion of the Trust's portfolio in zero coupon U.S. Treasury bonds ("Treasury Obligations") and to provide for potential capital appreciation by investing a portion of the Trust's portfolio in shares of Oppenheimer Global Fund (the "Fund"). The Fund is a mutual fund with the investment objective of capital appreciation. See "What is Oppenheimer Global Fund?"

In the Sponsor's opinion, the trend toward integration and interdependence of certain of the world's economies as well as the emergence of newly industrialized countries, with higher standards of living and increasing consumer demands has translated into more foreign investment opportunities. Foreign markets are assuming a dominant role in the world economy. Over the past twenty years, the major percentage of the world stock market capitalization has shifted dramatically from the United States to foreign markets, which now account for over 50% of the world's equities. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of the Trust, whose net asset value will fluctuate and, prior to maturity, may be more or less than a Unit holder's acquisition cost. Collectively, the Treasury Obligations and Fund shares in the Trust are referred to herein as the "Securities." There is, of course, no guarantee that the objective of the Trust will be achieved. The Trust has been organized so that purchasers of Units should receive, at the termination of the Trust, an amount per Unit at least equal to $10.00 per Unit (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Fund shares never paid a dividend and the value of the Fund shares in the Trust were to decrease to zero, which the Sponsor considers highly unlikely. To the extent that Units of the Trust are redeemed, the aggregate value of the Securities in the Trust will be reduced and the undivided fractional interest represented by each outstanding Unit of the Trust will increase. See "How May Units be Redeemed?" The Trust has a Mandatory Termination Date as set forth in Part One of the Prospectus.

What are the Expenses and Charges?

With the exception of brokerage fees and bookkeeping and other administrative services provided to the Trust, for which the Sponsor will be reimbursed in amounts as set forth under "Summary or Essential Information" in Part One of this Prospectus, the Sponsor will not receive any fees in connection with its activities relating to the Trust. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with annually updating a Trust's registration statement are also chargeable to each Trust.

First Trust Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth in Part One for providing portfolio supervisory services for the Trust. Such fee is based on the number of Units outstanding in the Trust on January 1 of each year. In providing such supervisory services, the portfolio Supervisor may purchase research services from a variety of sources which may include dealers of the Trust.

First Trust Advisors L.P., in its capacity as the Evaluator for the Trust, will receive an annual evaluation fee as set forth under "Summary of Essential Information" for providing evaluation services for the Trust. Such fee is based on the number of Units outstanding in the Trust on January 1 of each year, except for the year or years in which an initial offering period occurs in which case the fee for a month is based on the largest number of Units in the Trust outstanding during the period for which the compensation is paid.

The Trustee pays certain expenses of the Trust for which it is reimbursed by the Trust. The Trustee will receive for its ordinary recurring services to the Trust an annual fee as set forth in the "Summary of Essential Information." Such fee will be based upon the largest aggregate number of Units of the Trust outstanding during the calendar year. For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, reference is made to the material set forth under "Rights of Unit Holders."

The Trustee's and the above described fees are payable from the Income Account of the Trust to the extent funds are available and then from the Capital Account of the Trust. Since the Trustee has the use of the funds being held in the Capital and Income Accounts for payment of expenses and redemptions and since such Accounts are non-interest bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds.

Each of the above mentioned fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor. In addition, with respect to the fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services, supervisory services and evaluation services, such individual fees may exceed the actual costs of providing such services for the Trust, but at no time will the total amount received for such services rendered to all unit investment trusts of which First Trust Portfolios L.P. is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliate of supplying such services in such year.

The following additional charges are or may be incurred by the Trust: all legal and annual auditing expenses of the Trustee incurred by or in connection with its responsibilities under the Indenture; the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as depositor of the Trust; all taxes and other government charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in the Trust in order to make funds available to pay all these amounts if funds are not otherwise available in the Income and Capital Accounts of the Trust except that the Trustee shall not sell Treasury Obligations to pay Trust expenses. Since the Fund shares consist primarily of common stock and the income stream produced by dividends is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trust. As discussed above, if dividends are insufficient to cover expenses, it is likely that Fund shares will have to be sold to meet Trust expenses. These sales may result in capital gains or losses to Unit holders. See "What is the Federal Tax Status of Unit Holders?"

The Indenture requires the Trust to be audited on an annual basis at the expense of the Trust by independent auditors selected by the Sponsor. So long as the Sponsor is making a secondary market for the Units, the Sponsor is required to bear the cost of such annual audits to the extent such cost exceeds $0.005 per Unit. Unit holders of the Trust covered by an audit may obtain a copy of the audited financial statements upon request.

What is the Federal Tax Status of Unit Holders?

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

Assets of the Trust. The Trust will hold one or more of the following:
(i) zero coupon U.S. Treasury bonds (the "Treasury Obligations") and
(ii) interests in a mutual fund (the "Fund Shares"). All of the assets held by the Trust constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the Fund Shares constitute shares in an entity treated as a regulated investment company (the "RIC") for federal income tax purposes.

Trust Status. The Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., dividends, accruals of original issue discount, and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

Your Tax Basis and Income or Loss Upon Disposition. If the Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, as discussed below, or certain dividends that exceed the RIC's accumulated earnings and profits).

Under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years ending on or after May 6, 2003 and beginning before January 1, 2009. However, special effective date provisions are set forth in the Tax Act. For example, there are special transition rules provided with respect to gain properly taken into account for the portion of the taxable year before May 6, 2003.

For periods not covered by these reduced rates under the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

Dividends from RIC Shares. Some dividends on the Fund Shares may qualify as "capital gain dividends," generally taxable to you as long-term capital gains. Other dividends on the Fund Shares, except for any dividends properly designated as exempt-interest dividends, will generally be taxable to you as ordinary income. However, it is important to note that pursuant to the Tax Act, certain ordinary income dividends received by the Trust (and distributed to the Unit holders) from a regulated investment company may qualify to be taxed at the same new rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the RIC itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. Regulated investment companies will provide notice to their shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the new capital gains tax rates. If you hold a Unit for six months or less or if the Trust holds a Fund Share for six months or less, any loss incurred by you related to the disposition of such Fund Share will be treated as long-term capital loss to the extent of any long-term capital gain distributions received (or deemed to be received) with respect to such Fund Share. Distributions of income or capital gains declared on Fund Shares in October, November or December will be deemed to have been paid to you on

December 31 of the year they are declared, even when paid by the Fund during the following January.

Dividends Received Deduction. A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to many dividends received by the Trust, because the dividends received deduction is generally not available for dividends from RICs. However, certain dividends on the Fund Shares that are attributable to dividends received by the RIC from certain domestic corporations may be designated by the RIC as being eligible for the dividends received deduction.

Original Issue Discount. The Treasury Obligations will generally be treated as having original issue discount. This original issue discount is generally equal to the difference between the amount payable on the due date and your purchase price allocable to the Treasury Obligations. Original issue discount accrues on a daily basis and is generally treated as interest income for federal income tax purposes as it accrues. Your basis of each Treasury Obligation must be increased as original issue discount accrues. The rules relating to original issue discount are very complex and special rules apply in numerous circumstances.

Exchanges. If you elect to reinvest amounts received from the Trust into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of the Trust for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

In-Kind Distributions. Under certain circumstances, as described in this prospectus, you may request an in-kind distribution of Trust Assets when you redeem your Units or at the Trust's termination. By electing to receive a distribution of Trust Assets, you will receive whole Trust Assets plus, possibly, cash.

You will not recognize gain or loss if you only receive Trust Assets in exchange for your pro rata portion of the Trust Assets held by the Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional share of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional share of the Trust Asset.

Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of the Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Foreign, State and Local Taxes. Under certain circumstances, a RIC may elect to pass through to its shareholders certain foreign taxes paid by the RIC. If the RIC makes this election with respect to Fund Shares, you must include in your income for federal income tax purposes your portion of such taxes, and you may be entitled to a credit or deduction for such taxes.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some of the income from the Trust or on gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes.

In the opinion of Carter, Ledyard & Milburn LLP, Special Counsel to the Trust for New York tax matters, under the existing income tax laws of the State of New York, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unit holders thereof.

Why are Investments in the Trust Eligible for Retirement Plans?

Units of the Trust are eligible for purchase by Individual Retirement Accounts, pension funds and other tax-deferred retirement plans. Generally, the Federal income tax relating to capital gains and income received in each of the foregoing plans is deferred until distributions are received. Distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. Fees and charges with respect to such plans may vary.

                                PORTFOLIO

What are Treasury Obligations?

The Treasury Obligations deposited in the Trust consist of U.S. Treasury bonds which have been stripped of their unmatured interest coupons. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government, and are backed by the full faith and credit of the U.S. Government. Treasury Obligations are purchased at a deep discount because the buyer obtains only the right to a fixed payment at a fixed date in the future and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the Treasury Obligations) is that a fixed yield is earned not only on the original investment but also, in effect, on all earnings during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the Treasury Obligations are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality which make regular interest payments. The effect of being able to acquire the Treasury Obligations at a lower price is to permit more of the Trust's portfolio to be invested in shares of the Fund.

What is Oppenheimer Global Fund?

The portfolio of the Trust also contains shares of Oppenheimer Global
Fund.

What is the Fund's Investment Objective? The Fund seeks capital appreciation.

What does the Fund mainly invest in? The Fund invests mainly in common stocks of companies in the United States and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-cap and large-cap companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically the Fund invests in a number of different countries. These investments are more fully explained in "About the Fund's Investments," below.

The Fund offers five classes of shares ("Class A," "Class B," "Class C," "Class N," and "Class Y") which may be purchased at a price equal to their respective net asset value per share, plus a sales charge. The
Trust has purchased Class A shares for deposit in the Trust and any reference to Fund shares in this prospectus shall refer to Class A shares.

A prospectus from Oppenheimer sets forth concisely information about the Fund that a prospective investor should know before investing. A Statement of Additional Information about the Fund (the "Additional Statement") has been filed with the Securities and Exchange Commission ("SEC") and is available without charge upon written request to OppenheimerFunds Services (the "Transfer Agent"), P.O. Box 5270, Denver, Colorado 80217-5270, by calling the Transfer Agent at 1-800-525-7048 or on the Internet at http://www.oppenheimerfunds.com. The Additional Statement (which is incorporated in its entirety by reference in the Fund's Prospectus) contains more detailed information about the Fund and its management, including more complete information as to certain risk factors.

Fees and Expenses of the Fund

Shareholder Fees (charges paid directly from your investment):

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All Unit holders therefore pay those expenses indirectly. Unit holders pay other expenses directly, such as sales charges. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended September 30, 2003.

                                                                                              Class A
                                                                                              Shares
                                                                                              _______
   Maximum Sales Charge (Load) on Purchases (as a percentage of offering price) +             5.75%
   Maximum Deferred Sales Charge (Load)
   (as a percentage of the lower of the original offering price or redemption proceeds)       None(1)

___________
(1) A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" in the Fund prospectus for details.

Annual Fund Operating Expenses (deducted from Fund assets):
  (as a percentage of average net assets)

   Management Fees                                                                            0.67%
   12b-1 (Distribution and/or Service Plan) Fees ++                                           0.24%
   Other Expenses                                                                             0.32%
   Total Annual Operating Expenses*                                                           1.23%

___________

+ There is no sales load payable upon the purchase of the Fund shares deposited in the Trust. However, the maximum sales charge on the Units, and therefore indirectly on the Fund shares is 5.5%.

++ Effectively, there are no 12b-1 fees on Fund shares held in the Trust. However, Unit holders who acquire shares of the Fund through reinvestment of dividends or other distributions or through reinvestment at the Trust's termination will begin to incur 12b-1 fees at such time as shares are acquired.

* Annual Fund Operating Expenses are less annual 12b-1 fees rebated to the Sponsor of 0.25% on Fund shares deposited in the Trust. Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays. See "Summary of Essential Information" for a description of estimated fees and expenses charged per Unit.

                                Examples

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions, your expenses would be as follows:

                                                                   1 year         3 years        5 years        10 years
If shares are redeemed:                                            ______         ________       ________       ________
Class A Shares                                                     $693           $943           $1,212         $1,978

:                                                                  1 year         3 years        5 years        10 years
If shares are not redeemed                                         ______         ________       ________       ________
Class A Shares                                                     $693           $943           $1,212         $1,978

In both examples, expenses include the sales charge.

The Rule 12b-1 fees imposed on shares held in the Trust are rebated to the Trust and are used to reduce expenses of the Trust resulting in increased distributions to Unit holders. Unit holders who acquire shares of the Fund through reinvestment of dividends or other distributions or through reinvestment at the Trust's termination will begin to incur Rule 12b-1 fees at such time as shares are acquired.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

                                                                                     Class A
                                                                            Year Ended September 30,
                                                      2003          2002           2001           2000           1999
                                                      ______        ______         ______         ______         ______
Per Share Operating Data:
Net asset value, beginning of period                  $    35.25    $     40.04    $    67.48     $    49.50     $    38.34
Income (loss) from investment operations:
Net investment income                                        .21            .07           .20            .26            .17
Net realized and unrealized gain (loss)                     8.86          (4.86)       (15.68)         22.20          14.37
Total income (loss)
 from investment operations                                 9.07          (4.79)       (15.48)         22.46          14.54
Dividends and distributions to shareholders:
Dividends from net investment income                       -             -             -                (.32)          (.39)
Dividends in excess of net investment income               -             -             -                (.04)             -
Distributions from net realized gain                       -             -             (11.96)         (4.12)         (2.99)
Total dividends and distributions
 to shareholders                                           -             -             (11.96)         (4.48)         (3.38)
Net asset value, end of period                        $    44.32     $    35.25    $    40.04     $    67.48     $    49.50
Total return, at Net Asset Value1                          25.73%        (11.96)%      (27.10)%        47.13%         40.05%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)              $5,904,063     $4,559,330    $4,876,120     $6,225,967     $3,780,168
Average net assets (in thousands)                     $4,950,791     $5,552,582    $5,851,970     $5,555,437     $3,475,038
Ratios to average net assets:2
Net investment income                                       0.59%          0.18%         0.42%          0.41%          0.37%
Total Expenses                                              1.23%(3)       1.23%(3)      1.12%(3)       1.08%(3)       1.16%(3)
Portfolio turnover rate                                       46%            27%           36%            62%            68%

________________


1 Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2 Annualized for periods of less than one full year.

3 Reduction to custodian expenses less than 0.01%.

What are the Fund's Investment Policies?

Fund Investment Policies and Strategies.

How does the Portfolio Manager decide what Securities to buy or sell? In selecting securities for the Fund, the Fund's portfolio manager looks primarily for foreign and U.S. companies with high growth potential. He uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

The portfolio manager considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

- Stocks of small-, medium- and large-cap growth-oriented companies worldwide,

- Companies that stand to benefit from global growth trends,

- Businesses with strong competitive positions and high demand for their products or services,

- Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

Who is the Fund designed for? The Fund is designed primarily for investors seeking capital growth in their investment over the long term from a fund that invests in the United States and abroad. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund investing in stocks and foreign securities. The Fund does not seek current income and the income from its investments will likely be small, so it is not designed for investors needing current income. Because of its focus on long-term growth opportunities, the Fund may be appropriate for a portion of a retirement plan investment. The Fund is not a complete investment program.

The Fund's Principal Investment Policies. The allocation of the Fund's portfolio among different investments will vary over time based upon the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

The Manager tries to reduce risks by carefully researching securities before they are purchased. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one issuer. Also, the Fund does not concentrate 25% or more of its total assets in investments in any one industry.

However, changes in the overall market prices of securities and the income they pay can occur at any time. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

Foreign Securities. The foreign securities the Fund can buy include stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments or sales outside the United States. Foreign securities include securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets. Though not a principal investment strategy, the Fund can also buy debt securities issued by foreign companies and governments, as described in the Fund's Statement of Additional Information.

Growth Stock Investments. The Fund's investments include common stocks of foreign and domestic companies that the Manager believes have growth potential. Growth companies can be new or established companies that may be developing new products or services that have relatively favorable prospects or that are expanding into new and growing markets. Current examples include companies in the fields of telecommunications, computer software and new consumer products.

Growth companies may be applying new technology, new or improved distribution techniques or developing new services that might enable them to capture a dominant or important market position. They may have a special area of expertise or the capability to take advantage of changes in demographic factors in a more profitable way than competitors.

Growth companies tend to retain a large part of their earnings for research, development or investment in capital assets. Therefore, they do not tend to emphasize paying dividends and may not pay any dividends for some time. They are selected for the Fund's portfolio because the Manager believes the price of their stock will increase over the long term. However, growth stocks may be more volatile than other stock investments. They may lose favor with investors if the issuer's business plans do not produce the expected results, or if growth investing falls out of favor with investors. Growth stocks may be subject to more volatility because of investor speculation about the issuer's prospects.

Can the Fund's Investment Objective and Policies Change? The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Other Equity Investments. While the Fund invests mainly in common stocks, it can buy other equity securities, such as preferred stocks, warrants and securities convertible into common stocks (which may be subject to credit risks and interest rate risks, as described in the Statement of Additional Information). Currently, these are not a principal investment of the Fund.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (the Board may increase that limit to 15%). Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative Investments. The Fund can invest in a number of different kinds of "derivative" investments to seek increased returns or to try to hedge investment risks. It does not do so currently to a significant degree. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, and forward contracts are examples of derivatives.

There are Special Risks in Using Derivative Investments. Markets underlying securities and indices may move in a direction not anticipated by the Manager. Interest rate and stock market changes in the United States and abroad may also influence the performance of derivatives. If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. If that happens, the Fund's share prices could decline.

The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investments and/or increase the volatility of its share prices. As a result of these risks the Fund could realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid.

Hedging. The Fund can buy and sell forward contracts, futures contracts, and put and call options. These are all referred to as "hedging instruments." The Fund is not required to hedge to seek its objective. The Fund has limits on its use of hedging instruments and does not use them for speculative purposes.

The Fund could buy and sell options, futures and forward contracts for a number of purposes. It might hedge to try to manage its exposure to changing securities prices. Forward contracts can be used to try to manage foreign currency risks on the Fund's foreign investments.

Hedging involves risks. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Portfolio Turnover. The Fund's investment process may cause the Fund to engage in active and frequent trading. Therefore, the Fund may engage in short-term trading while trying to achieve its objective. Portfolio turnover increases brokerage costs the Fund pays (and reduces performance). Additionally, securities trading can cause the Fund to realize capital gains that are distributed to shareholders as taxable distributions.

Temporary Defensive Investments. In times of adverse or unstable market or economic conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Fund's principal investment strategies. These would ordinarily be U.S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. For cash management purposes, the Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. The Fund might also hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

Main Risks of Investing in the Fund

All investments carry risks to some degree. The Fund's investments are subject to changes in their value from a number of factors, described below. There is also the risk that poor security selection by the Fund's investment Manager, Oppenheimer Funds, Inc., will cause the Fund to underperform other funds having a similar objective.

Risks of investing in stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund currently invests primarily in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock, and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. While the Fund currently invests mainly in securities of large and medium-size companies, it also buys stocks of small companies which may have more volatile stock prices.

- Industry Focus. At times, the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

- Risks of Growth Investing. Stocks of growth companies, particularly newer companies, may offer opportunities for greater capital appreciation but may be more volatile than stocks of larger, more established companies. If the company's earnings growth or stock price fails to increase as expected, the stock price of a growth company may decline sharply.

- Investing in Small-Cap Stocks. Although the Fund focuses its investments in mid- and large-cap companies, it may invest in stocks of small-cap companies. Small-cap growth companies can include both established and newer companies. While newer growth companies might offer greater opportunities for capital appreciation than larger, more established companies, they involve substantially greater risks of loss and price fluctuations than larger issuers.
Newer small-cap companies may have limited product lines or markets for their products, limited access to financial resources and less depth in management skill than larger, more established companies. Their stocks may be less liquid than those of larger issuers. That means the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. That factor increases the potential for losses to the Fund. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

- Investing in Special Situations. Periodically, the Fund might use aggressive investment techniques. These might include seeking to benefit from what the portfolio manager perceives to be "special situations," such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur, which could have a negative impact on the price of the issuer's securities. The Fund's investment might not produce the expected gains or could incur a loss for the portfolio.

- Cyclical Opportunities. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Manager believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices.

Risks of foreign investing. The Fund normally invests a substantial percentage of its assets in foreign securities. While foreign securities may offer special investment opportunities, there are also special risks.

The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. companies are subject. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the United States or abroad, or other political and economic factors. These risks could cause the prices of foreign stocks to fall, and could therefore depress the Fund's share prices.

Special Risks of Emerging and Developing Markets. While the Fund currently focuses on investing in developed markets such as the United States, Canada, Europe, Japan, Australia and New Zealand, it can also invest in emerging or developing markets. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. Settlements of trades may be subject to greater delays so that the Fund might not receive the proceeds of a sale of a security on a timely basis. These investments may be very speculative.

These countries might have less developed trading markets and exchanges. Emerging market countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sale proceeds of securities from the country. Economics of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.

How risky is the Fund overall? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. THESE RISKS MEAN THAT YOU CAN LOSE MONEY BY INVESTING IN THE FUND. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective. In the short term, domestic and foreign stock markets can be volatile, and the price of the Fund's shares can go up and down substantially. The Fund does not seek income from debt securities to try to reduce the volatility of its share prices. The Fund generally may be less volatile than funds focusing on investments in emerging markets or small-cap stocks, but the Fund has greater risks than funds that focus solely on large-cap domestic stocks or stocks and bonds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How the Fund is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has operated as an investment advisor since January, 1960. The Manager and its subsidiaries and controlled affiliates managed more than $135 billion in assets as of September 30, 2003, including other Oppenheimer funds with more than 7 million shareholder accounts. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th floor, New York, New York 10080.

Portfolio Manager. The portfolio manager of the Fund is William L. Wilby. He is a Vice President of the Fund and a Senior Vice President of the Manager. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since October, 1992. Mr. Wilby also serves as an officer and portfolio manager for other Oppenheimer funds. He joined the Manager in 1991.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, 0.67% on the next $1.5 billion, 0.65% on the next $2.5 billion and 0.63% of the next $4 billion; and 0.61% of average annual net assets in excess of $10 billion.

Fund Performance Information

The Fund's Past Performance. The table below shows one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the last ten calendar years and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax-deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and the shareholder's actual after-tax returns may differ from those shown, depending on the shareholder's individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

   Annual Total Returns (Class A)*
       (as of 12/31 each year)
Year             Return
----             ------
1993              42.63%
1994              -3.11%
1995              16.59%
1996              17.52%
1997              21.82%
1998              12.71%
1999              58.48%
2000               4.06%
2001             -11.80%
2002             -22.45%

* Sales charges are not included in the calculations of return in this table, and if those charges were included, the returns would be less than those shown. For the period from 1/1/03 through 9/30/03, the cumulative return (not annualized) before taxes was 22.30%.

During the period shown in the table, the highest return (not annualized) for a calendar quarter was 36.38% (4th Quarter 1999) and the lowest return (not annualized) for a calendar quarter was -18.17% (3rd Quarter 2001).

Average Annual Total Returns                    1 Year            5 Years          10 Years
for the year ended December 31, 2002
===========================================================================================
Class A Shares (inception 12/22/69)
   Return Before Taxes                         -26.91%             3.68%            10.70%
   Return After Taxes on Distributions         -26.91%             1.98%            8.36%
   Return After Taxes on Distributions and     -16.39%             2.98%            8.39%
      Sale of Fund Shares
MSCI World Index                               -19.54%             -1.76%           6.69%(1)

(1) From 12/31/92

The Fund's average annual total returns include the applicable sales charge for Class A, the current maximum initial sales charge of 5.75%. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance for Class A shares is compared to the Morgan Stanley Capital International World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. The index performance reflects the reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index.

What are Some Additional Considerations for Investors?

Investors should be aware of certain other considerations before making a decision to invest in the Trust described herein.

The Sponsor has obtained an exemptive order of the Securities and Exchange Commission ("SEC") to enable it to deposit Oppenheimer Global Fund shares purchased for deposit in the Trust. Under the terms of the exemptive order, the Sponsor has agreed to take certain steps to ensure that investment in the Fund shares is equitable to all parties and particularly that the interests of the Unit holders are protected. The Fund has agreed to waive any sales charge on shares sold to the Trust. Furthermore, First Trust Advisors L.P. has agreed to waive its usual fee for acting as Evaluator of the Trust's portfolio with respect to that portion of the portfolio comprised of Fund shares, since information with respect to the price of the Fund's shares is readily available to it. In addition, the Indenture requires the Trustee to vote all shares of the Fund held in the Trust in the same manner and ratio on all proposals as the vote of owners of Fund shares not held by the Trust.

The value of the Fund's shares, like the value of the Treasury Obligations, will fluctuate over the life of the Trust and may be more or less than the price at which they were deposited in the Trust. The Fund's shares may appreciate or depreciate in value (or pay dividends or other distributions) depending on the full range of economic and market influences affecting the securities in which it is invested and the success of the Fund's Adviser in anticipating or taking advantage of such opportunities as they may occur. However, the Sponsor believes that, upon termination of the Trust, even if the Fund shares deposited in the Trust are worthless, an event which the Sponsor considers highly unlikely, the Treasury Obligations will provide sufficient principal to at least equal $10.00 per Unit (which is equal to the per Unit value upon maturity of the Treasury Obligations) for those individuals purchasing on the Initial Date of Deposit (or any other Date when the value of the Units is $10.00 or less). This feature of the Trust provides Unit holders with principal protection, although they might forego any earnings on the amount invested. To the extent that Units are purchased at a price less than $10.00 per Unit, this feature may also provide a potential for capital appreciation.

Unless a Unit holder purchases Units of the Trust on the Initial Date of Deposit (or another date when the value of the Units is $10.00 or less), total distributions, including distributions made upon termination of the Trust, may be less than the amount paid for a Unit.

The Sponsor, Adviser, Underwriter, Fund and the Trustee shall not be liable in any way for any default, failure or defect in any Security.

The Trust consists of the Securities listed in Part One as may continue to be held from time to time in the Trust.

The Trustee has no power to vary the investments of the Trust, i.e., the Trustee will have no managerial power to take advantage of market variations to improve a Unit holder's investment but may dispose of Securities only under limited circumstances. See "How May Securities be Removed from the Trust?" Of course, the portfolio of the Fund will be changing as the Adviser attempts to achieve the Fund's objective.

To the best of the Sponsor's knowledge, there is no litigation pending as of the date of this Prospectus in respect of any Security which might reasonably be expected to have a material adverse effect on the Trust. At any time after the date of this Prospectus, litigation may be instituted on a variety of grounds with respect to the Securities. The Sponsor is unable to predict whether any such litigation will be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust.

Legislation. At any time after the Initial Date of Deposit, legislation may be enacted that could negatively affect the Securities in the Trust or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in the Trust. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the issuers of the Securities to achieve their business goals.

                             PUBLIC OFFERING

How is the Public Offering Price Determined?

Units are offered at the Public Offering Price as indicated in Part One attached hereto. The Public Offering Price is based on the aggregate bid side evaluation of the Treasury Obligations and the net asset value of the Fund shares in the Trust, plus or minus cash, if any, in the Capital and Income Accounts held or owned by the Trust, plus a maximum sales charge of 5.5% of the Public Offering Price (equivalent to 5.82% of the net amount invested) divided by the number of outstanding Units of the Trust.

The minimum purchase in the Trust is $1,000. The applicable sales charge is reduced by a discount as indicated below for volume purchases:

                                          Percent of          Percent of
                                          Offering            Net Amount
Number of Units                           Price               Invested
________________                          __________          __________
 10,000 but less than 50,000              0.60%               0.6036%
 50,000 but less than 100,000             1.30%               1.3171%
100,000 or more                           2.10%               2.1450%

Any such reduced sales charge shall be the responsibility of the party making the sale. The reduced sales charge structure will apply on all purchases of Units in the Trust by the same person on any one day from any one dealer. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed, for the purposes of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. The purchaser must inform the dealer of any such combined purchase prior to the sale in order to obtain the indicated discount. With respect to the employees, officers and directors (including their immediate families and trustees, custodians or a fiduciary for the benefit of such person) of the Sponsor, dealers and their subsidiaries, the sales charge is reduced by 2.0% of the Public Offering Price.

The Public Offering Price will be equal to the bid price per Unit of the Treasury Obligations and the net asset value of the Fund shares therein plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust plus the applicable sales charge.

The offering price of the Treasury Obligations in the Trust may be expected to be greater than the bid price of the Treasury Obligations by less than 2%.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934. See "Rights of Unit Holders-How May Units be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

It is the intention of the Sponsor to qualify Units of the Trust for sale in a number of states. Sales will be made to dealers and others at prices which represent a concession or agency commission of 65% of the total sales charge for Units sold by such dealers. Volume concessions or agency commissions of an additional 0.40% of the Public Offering Price will be given to any broker/dealer or bank, who purchase from the Sponsor at least $250,000 on any one day. The Sponsor reserves the right to change the amount of the concession or agency commission from time to time. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts indicated above.

Dealers and others who, in a single month, purchase from the Sponsor Units of any Series of The First Trust GNMA, The First Trust of Insured Municipal Bonds, The First Trust Combined Series, The First Trust Special Situations Trust, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Securities Trust, The Advantage Growth and Treasury Securities Trust or any other unit investment trust of which First Trust Portfolios L.P. is the Sponsor (the "UIT Units"), which sale of UIT Units are in the following aggregate dollar amounts, will receive additional concessions from the Sponsor as indicated in the following table:

Aggregate Monthly Amount                  Additional Concession
   of UIT Units Sold                        (per $1,000 sold)
_____________________________             _____________________
$  1,000,000 - $2,499,999                       $0.50
$  2,500,000 - $4,999,999                       $1.00
$  5,000,000 - $7,499,999                       $1.50
$  7,500,000 - $9,999,999                       $2.00
$10,000,000 or more                             $2.50

Aggregate Monthly Dollar Amount of UIT Units Sold is based on settled trades for a month (including sales of UIT Units to the Sponsor in the secondary market which are resold), net of redemptions.

From time to time we may sponsor programs which provide awards to a dealer's registered representatives who have sold a minimum number of Units during a specified time period. We may also pay fees to qualifying dealers for services or activities which are meant to result in sales of Units of the Trust. In addition, we will pay to dealers who sponsor sales contests or recognition programs that conform to our criteria, or participate in our sales programs, amounts equal to no more than the total applicable transactional sales charge on Units sold by such persons during such programs. We make these payments out of our own assets and not out of Trust assets. These programs will not change the price you pay for your Units.

Advertising materials regarding the Trust may discuss several topics, including: developing a long-term financial plan; working with your financial professional; the nature and risks of various investment strategies and unit investment trusts that could help you reach your financial goals; the importance of discipline; how the Trust operates; how securities are selected; various unit investment trust features such as convenience and costs; and options available for certain types of unit investment trusts. These materials may include descriptions of the principal businesses of the companies represented in the Trust, research analysis of why they were selected and information relating to the qualifications of the persons or entities providing the research analysis. In addition, they may include research opinions on the economy and industry sectors included and a list of investment products generally appropriate for pursuing those recommendations.

From time to time we may compare the estimated returns of the Trust (which may show performance net of the expenses and charges the Trust would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable investments such as the common stocks comprising various market indexes, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, BusinessWeek, Forbes or Fortune. The investment characteristics of the Trust differ from other comparative investments. You should not assume that these performance comparisons will be representative of the Trust's future performance.

What are the Sponsor's Profits?

The Sponsor of the Trust will receive a gross sales commission equal to 5.5% of the Public Offering Price of the Units (equivalent to 5.82% of the net amount invested), less any reduced sales charge for quantity purchases as described under "Public Offering-How is the Public Offering Price Determined?" See "Public Offering-How are Units Distributed?" for information regarding the receipt of the excess gross sales commissions by the Sponsor from the Underwriters and additional concessions available to the dealers and others.

In maintaining a market for the Units, the Sponsor or Underwriters will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes a sales charge of 5.5%) or redeemed. The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor or Underwriters.

Will There be a Secondary Market?

Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units and continuously to offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Treasury Obligations in the portfolio of the Trust and the net asset value of the Fund shares in the Trust plus or minus cash, if any, in the Capital and Income Accounts of the Trust. All expenses incurred in maintaining a secondary market, other than the fees of the Evaluator, the supervisory and audit expenses and the costs of the Trustee in transferring and recording the ownership of Units, will be borne by the Sponsor. If the supply of Units exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units at such prices. IF A UNIT HOLDER WISHES TO DISPOSE OF HIS OR HER UNITS, HE OR SHE SHOULD INQUIRE OF THE SPONSOR AS TO CURRENT MARKET PRICES PRIOR TO MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE.

                         RIGHTS OF UNIT HOLDERS

How is Evidence of Ownership Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made three business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his or her name appears on the face of the certificate with signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification.

Unit holders may elect to hold their Units in uncertificated form. The Trustee will maintain an account for each such Unit holder and will credit each such account with the number of Units purchased by that Unit holder. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send to the registered owner of Units a written initial transaction statement containing a description of the Trust; the number of Units issued or transferred; the name, address and taxpayer identification number, if any, of the new registered owner; a notation of any liens and restrictions of the issuer and any adverse claims to which such Units are or may be subject or a statement that there are no such liens, restrictions or adverse claims; and the date the transfer was registered. Uncertificated Units are transferable through the same procedures applicable to Units evidenced by certificates (described above), except that no certificate need be presented to the Trustee and no certificate will be issued upon the transfer unless requested by the Unit holder. A Unit holder may at any time request the Trustee to issue certificates for Units.

A Unit holder may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must follow procedures established by the Trustee, including furnishing indemnity satisfactory to the Trustee and paying such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

How are Income and Capital Distributed?

The Trustee will distribute any net income (other than accreted interest) received with respect to any of the Securities in the Trust on or about the Distribution Dates to Unit holders of record on the preceding Record Date. See Part One of the Prospectus. Proceeds received from rebated Rule 12b-1 fees or on the sale of any Securities in the Trust, to the extent not used to meet redemptions of Units or pay expenses, will be distributed at least annually on each Distribution Date to Unit holders of record on the preceding Record Date. If the Trustee does not have your Taxpayor Identification Number ("TIN"), it is required to withhold a certain percentage of your distribution and deliver such amount to the Internal Revenue Service ("IRS"). You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding." Income with respect to the original issue discount on the Treasury Obligations in the Trust, will not be distributed currently, although Unit holders will be subject to Federal income tax as if a distribution had occurred. See "What is the Federal Tax Status of Unit Holders?"

The Record Date and Distribution Date were established so as to occur shortly after the record date and the payment dates of the Fund. The Fund normally pays dividends on its net investment income annually. Net realized capital gains, if any, will be distributed at least annually.

Within a reasonable time after the Trust is terminated, each Unit holder will, upon surrender of his or her Units for redemption, receive: (i) the number of shares of the Fund attributable to his or her Units, which will be distributed "in-kind" directly to his or her account, rather than redeemed, (ii) a pro rata share of the amounts realized upon the disposition of the Treasury Obligations and (iii) a pro rata share of any other assets of the Trust, less expenses of the Trust, subject to the limitation that Treasury Obligations may not be sold to pay for Trust expenses. Not less than 60 days prior to the termination of the Trust, Unit holders will be offered the option of having the proceeds from the disposition of the Treasury Obligations in the Trust invested on the date such proceeds become available to the Trust, in additional shares of the Fund at net asset value. Such shares will not be subject to a sales charge or a contingent deferred sales load but such shares will incur Rule 12b-1 fees as do all other shares held directly by investors in the Fund. Unless a Unit holder indicates that he or she wishes to reinvest such amounts, they will be paid in cash, as indicated above. A Unit holder may, of course, at any time after the Fund shares are distributed to his or her account, instruct the Fund to redeem all or a portion of the shares in his or her account. Shares of the Fund, as more fully described in its prospectus, will be redeemed at the then current net asset value. If within 180 days after the termination of the Trust a registered owner of Units has not surrendered the Units, the Trustee shall liquidate the shares of the Fund held for such Unit holder and hold the funds to which such Unit holder is entitled until such Units are surrendered.

The Trustee will credit to the Income Account of the Trust any dividends, distributions or rebated Rule 12b-1 fees received on the Fund shares therein. All other receipts (e.g., return of principal, capital gains, etc.) are credited to the Capital Account of the Trust.

The Trustee may establish reserves (the "Reserve Account") within the Trust for state and local taxes, if any, and any governmental charges payable out of the Trust.

How Can Distributions to Unit Holders be Reinvested?

THE RULE 12B-1 FEES IMPOSED ON SHARES HELD IN THE TRUST ARE REBATED TO THE TRUST AND ARE USED TO REDUCE EXPENSES OF THE TRUST RESULTING IN INCREASED DISTRIBUTIONS TO UNIT HOLDERS. UNIT HOLDERS WHO ACQUIRE SHARES OF THE FUNDS THROUGH REINVESTMENT OF DIVIDENDS OR OTHER DISTRIBUTIONS OR THROUGH REINVESTMENT AT THE TRUST'S TERMINATION WILL BEGIN TO INCUR RULE 12B-1 FEES AT SUCH TIME AS SHARES ARE ACQUIRED.

Each Unit holder of the Trust will have distributions of principal, capital gains, if any, or income automatically invested in Fund shares (if Fund shares are registered in the Unit holder's state of residence) deposited at such share's net asset value next computed, unless he or she indicates at the time of purchase, or subsequently notifies the Trustee in writing, that he or she wishes to receive cash payments. Shares of the Fund obtained through reinvestment will not be subject to a sales charge, although such shares will incur Rule 12b-1 fees as do all other shares held directly by investors in the Fund. Reinvestment by the Trust in Fund shares will normally be made as of the distribution date of the Trust after the Trustee deducts therefrom the expenses of the Trust.

Additional information with respect to the investment objective and policies of the Fund is contained in its Statement of Additional
Information, which can be obtained from Oppenheimer.

Unit holders who are receiving distributions in cash may elect to participate in the automatic reinvestment feature by filing with the Trustee an election to have such distributions reinvested without a sales charge. Such election must be received by the Trustee at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date. Any such election shall remain in effect until a subsequent notice is received by the Trustee.

Exchange Privilege. Shares of the Fund may be exchanged at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions: (1) shares of the fund selected for exchange are available for sale in your state of residence; (2) the prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege; (3) you must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares every regular business day; and (4) you must meet the minimum purchase requirements for the fund purchase by exchange. Shares of a particular class of the Fund may be exchanged only for shares of the same class in other Oppenheimer Funds. See "How to Exchange Shares" in the Fund's prospectus and Statement of Additional Information for additional information regarding the exchange procedure. THE EXCHANGE PRIVILEGE DOES NOT APPLY TO OPPENHEIMER GLOBAL FUND SHARES IN THE TRUST'S PORTFOLIO, ONLY TO A UNIT HOLDER'S REINVESTMENT ACCOUNT.

General Information on Exchanges. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to seven business days, if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund in its discretion reserves the right to refuse any exchange requests that will disadvantage it, for example, if the receipt of multiple exchange requests from a "market timer" might require the disposition of securities at a time or a price disadvantageous to the Fund.

The Eligible Funds have different investment objectives and policies. For complete information, including sales charges and expenses, a prospectus of the fund into which the exchange is being made should be read prior to an exchange. Dealers or brokers who process exchange orders on behalf of their customers may charge for their services. Those charges may be avoided by requesting the Fund directly to exchange shares. For Federal tax purposes, an exchange is treated as a redemption and purchase of shares. See the Fund's prospectus for a discussion of certain tax effects of exchanges. No sales commissions are paid by the Distributor on exchanges of shares (unless a front-end sales charge is assessed on the exchange).

Pursuant to telephone exchange agreements with the Distributor, certain dealers, brokers and investment advisors may exchange their client's Fund shares by telephone, subject to the terms of the agreements and the Distributor's right to reject or suspend such telephone exchanges at any time. Because of the restrictions and procedures under those agreements, such exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

What Reports Will Unit Holders Receive?

The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of income, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of the Trust the following information in reasonable detail: (1) a summary of transactions in the Trust for such year; (2) any Securities sold during the year and the Securities held at the end of such year by the Trust;
(3) the redemption price per Unit based upon a computation thereof on the 31st day of December of such year (or the last business day prior thereto); and (4) amounts of income and capital gains distributed during such year.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his or her Units by tender to the Trustee at its unit investment trust office in the City of New York of the certificates representing the Units to be redeemed, or in the case of uncertificated Units, delivery of a request for redemption, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. Certain broker/dealers may charge a transaction fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such transaction fees. On the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the redemption price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee (if such day is a day on which the New York Stock Exchange is open for trading), except that as regards Units received after 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the date of tender is the next day on which the

NYSE is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled.

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unit holder's tax identification number in the manner required by such regulations. For further information regarding this withholding, see "How are Income and Capital Distributed?" In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

Any amounts paid on redemption representing income shall be withdrawn from the Income Account of the Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Capital Account of the Trust.

The Trustee is empowered to sell Securities of the Trust in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of the Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Shares of the Fund will be sold to meet redemptions of Units before Treasury Obligations, although Treasury Obligations may be sold if the Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of the Trust at least equal to $10.00 per Unit.

The redemption price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Treasury Obligations and the net asset value of the Fund shares in the Trust, plus or minus cash, if any, in the Capital and Income Accounts of the Trust, as of the close of trading on the NYSE on the date any such determination is made. The Redemption Price per Unit is the pro rata share of each Unit determined by the Trustee by adding: (1) the cash on hand in the Trust other than cash deposited in the Trust to purchase Securities not applied to the purchase of such Securities; (2) the aggregate value of the Securities (including "when issued" contracts, if any) held in the Trust, as determined by the Evaluator on the basis of bid prices of the Treasury Obligations and the net asset value of the Fund shares next computed; and (3) dividends or other distributions receivable on Fund shares trading ex-dividend as of the date of computation and amounts accrued, if any, for rebated Rule 12b-1 fees; and deducting therefrom: (1) amounts representing any applicable taxes or governmental charges payable out of the Trust; (2) an amount representing estimated accrued expenses of the Trust, including but not limited to fees and expenses of the Trustee (including legal and auditing fees), the Evaluator, the Supervisor and counsel fees, if any;
(3) cash held for distribution to Unit holders of record of the Trust as of the business day prior to the evaluation being made; and (4) other liabilities incurred by the Trust; and finally dividing the results of such computation by the number of Units of the Trust outstanding as of the date thereof.

The right of redemption may be suspended and payment postponed for any period during which the NYSE is closed (other than for customary weekend and holiday closings) or during which the SEC determines that trading on the NYSE is restricted or any emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the SEC may by order permit. Under certain extreme circumstances, the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before 1:00 p.m. Eastern time on the same business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. In the event the Sponsor does not purchase Units, the Trustee may sell Units tendered for redemption in the over-the-counter market, if any, as long as the amount to be received by the Unit holder is equal to the amount he or she would have received on redemption of the Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Securities be Removed from the Trust?

The portfolio of the Trust is not "managed" by the Sponsor or the Trustee; their activities described herein are governed solely by the provisions of the Indenture. The Indenture provides that the Sponsor may (but need not) direct the Trustee to dispose of a Security in the unlikely event that an issuer of a Security defaults in the payment of dividends or interest or there exist certain other materially adverse conditions described in the Indenture.

The Trustee may also sell Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses; provided, however, that in the case of Securities sold to meet redemption requests, Treasury Obligations may only be sold if the Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of the Trust at least equal to $10.00 per Unit. Treasury Obligations may not be sold to meet Trust expenses.

            INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

First Trust Portfolios L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined Series, the FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate
Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust introduced the first insured unit investment trust in 1974 and to date more than $43 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 241-4141. As of December 31, 2002, the total consolidated partners' capital of First Trust Portfolios L.P. and subsidiary was $15,580,362 (audited). This paragraph relates only to the Sponsor and not to the Trust or to any series thereof or to any other Underwriter. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.

Code of Ethics. The Sponsor and each Trust have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to a Trust.

Who is the Trustee?

The Trustee is JPMorgan Chase Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 Chase MetroTech Center, 3rd floor, Brooklyn, New York 11245. Unit holders who have questions regarding the Trusts may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the Securities. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit
Holders."

The Trustee and any successor Trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor Trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of the Trustee no successor has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the Trustee becomes effective only when the successor Trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor Trustee.

Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the SEC, or (b) terminate the Indenture and liquidate the Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                            OTHER INFORMATION

How May the Indenture Be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such an amendment is
(1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee).

The Indenture provides that the Trust shall terminate upon the maturity, redemption or other disposition of the last of the Treasury Obligations held in the Trust but in no event beyond the Mandatory Termination Date indicated herein under "Summary of Essential Information." The Trust may be liquidated at any time by consent of 100% of the Unit holders of the Trust or by the Trustee in the event that Units of the Trust not yet sold aggregating more than 60% of the Units of the Trust are tendered for redemption by the Underwriter, including the Sponsor. If the Trust is liquidated because of the redemption of unsold Units of the Trust by the Underwriter, the Sponsor will refund to each purchaser of Units of the Trust the entire sales charge paid by such purchaser. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders of the Trust. Within a reasonable period after termination, the Trustee will follow the procedures set forth under "How are Income and Principal Distributed?"

Legal Opinions

The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn LLP will act as counsel for the Trustee and as special New York tax counsel for the Trust.

Experts

The financial statements of the Trust for the most current periods set forth in and included as part of Part One of this prospectus, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

CONTENTS:

Oppenheimer Global Growth & Treasury Securities Trust
    What is the Oppenheimer Global Growth & Treasury
        Securities Trust?                               3
    What are the Expenses and Charges?                  3
    What is the Federal Tax Status of Unit Holders?     4
    Why are Investments in the Trust Eligible for
        Retirement Plans?                               6
Portfolio:
    What are Treasury Obligations?                      7
    What is Oppenheimer Global Fund?                    7
    Fees and Expenses of the Fund                       7
    What are the Fund's Investment Policies?            9
    Fund Performance Information                       14
    What are Some Additional Considerations
        for Investors?                                 15
Public Offering:
    How is the Public Offering Price Determined?       15
    How are Units Distributed?                         16
    What are the Sponsor's Profits?                    17
    Will There be a Secondary Market?                  17
Rights of Unit Holders:
    How is Evidence of Ownership Issued
        and Transferred?                               18
    How are Income and Capital Distributed?            18
    How Can Distributions to Unit Holders
        be Reinvested?                                 19
    What Reports Will Unit Holders Receive?            20
    How May Units be Redeemed?                         20
    How May Units be Purchased by the Sponsor?         21
    How May Securities be Removed
        from the Trust?                                22
Information as to Sponsor, Trustee and Evaluator:
    Who is the Sponsor?                                22
    Who is the Trustee?                                22
    Limitations on Liabilities of Sponsor and Trustee  23
    Who is the Evaluator?                              23
Other Information:
    How May the Indenture Be Amended
        or Terminated?                                 23
    Legal Opinions                                     24
    Experts                                            24

                             ___________

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

                             First Trust(R)

          Oppenheimer Global Growth & Treasury Securities Trust

                               Prospectus
                                Part Two

                           December 31, 2003

                      First Trust Portfolios L.P.

                     1001 Warrenville Road, Suite 300
                         Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                           JPMorgan Chase Bank

                     4 Chase MetroTech Center, 3rd floor
                         Brooklyn, New York 11245

                      PLEASE RETAIN THIS PROSPECTUS
                          FOR FUTURE REFERENCE

                          THIS PART TWO MUST BE
                        ACCOMPANIED BY PART ONE.

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors

                          Financial Data Schedule


                               S-1

                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Oppenheimer Global Growth & Treasury Securities Trust, Series 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on December 31, 2003.
                           OPPENHEIMER GLOBAL GROWTH & TREASURY
                              SECURITIES TRUST, SERIES 1
                                   (Registrant)
                            By  FIRST TRUST PORTFOLIOS, L.P.
                                   (Depositor)


                            By  Robert M. Porcellino
                                Senior Vice President


                           S-2

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following person in the capacity and on the date indicated:

       NAME                 TITLE*                 DATE

David J. Allen             Director           )
                           of The Charger     )
                           Corporation, the   ) December 31, 2003
                           General Partner of )
                           First Trust        )
                           Portfolios, L.P.   )
                                              )
Judith M. Van Kampen       Director           )
                           of The Charger     ) Robert M. Porcellino
                           Corporation, the   ) Attorney-in-Fact**
                           General Partner of )
                           First Trust        )
                           Portfolios, L.P.   )

Karla M. Van Kampen-Pierre Director           )
                           of The Charger     )
                           Corporation, the   )
                           General Partner of )
                           First Trust        )
                           Portfolios, L.P.   )

David G. Wisen             Director           )
                           of The Charger     )
                           Corporation, the   )
                           General Partner of )
                           First Trust        )
                           Portfolios, L.P.   )


       * The title of the person named herein represents his capacity in and relationship to First Trust Portfolios, L.P., Depositor.

       ** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of FT 597 (File No. 333-76518) and the same is hereby incorporated herein by this reference.


                               S-3

                  INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment to this Registration Statement of Oppenheimer Global Growth & Treasury Securities Trust, Series of our report dated December 29, 2003 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.




Deloitte & Touche LLP



Chicago, Illinois
December 29, 2003